LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 14, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 31, 2011 OF

LEGG MASON TARGET RETIREMENT 2015

LEGG MASON TARGET RETIREMENT 2020

LEGG MASON TARGET RETIREMENT 2025

LEGG MASON TARGET RETIREMENT 2030

LEGG MASON TARGET RETIREMENT 2035

LEGG MASON TARGET RETIREMENT 2040

LEGG MASON TARGET RETIREMENT 2045

LEGG MASON TARGET RETIREMENT 2050

LEGG MASON TARGET RETIREMENT FUND

The following disclosure supplements the disclosure of the current Statement of Additional Information of the funds to become effective on or about November 21, 2011.

Revised investment strategy

Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the subadvisers for each fund, is responsible for implementation of each fund’s overall asset allocation. During a fund’s Dynamic Rebalancing Period, LMGAA also manages the assets allocated to the Dynamic Risk Management strategy. Effective on or about November 21, 2011, Western Asset Management Company (“Western Asset”), the funds’ other subadviser, will manage the assets allocated to the new Event Risk Management strategy, described below, for each fund except Legg Mason Target Retirement Fund during the fund’s Dynamic Rebalancing Period.

The sections titled “Dynamic Rebalancing Period” and “Dynamic Rebalancing” in the funds’ Statement of Additional Information shall be replaced by the following:

Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, each fund, except for Retirement Fund, will not be managed strictly according to the standard Target Allocation. Instead, LMGAA will implement a combination of risk management strategies that will attempt to limit downside volatility within the funds. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Dynamic Risk Management attempts to limit losses by allocating fund assets away from equity and long-term fixed income funds. Dynamic Risk Management allocates a portion of a fund’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, a fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to reduce significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.

As of the date of the funds’ Prospectus, Target 2015 is in its Dynamic Rebalancing Period and, at times, may not follow the Target Allocation indicated by the glide path. LMGAA will revert to managing this fund according to the Target Allocation at the end of the Dynamic Rebalancing Period on December 31, 2019.

Dynamic Risk Management – The Dynamic Risk Management strategy will seek to reduce the fund’s market risk exposure and volatility. As frequently as daily, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative fund performance. At other times Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity funds and long-term fixed income funds in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance.

In response to certain levels of negative fund performance, LMGAA may deviate from the standard Target Allocation by increasing a fund’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, LMGAA anticipates that it will initially attempt to sell shares of ETFs and other liquid securities or engage in short sale transactions involving futures. Then, LMGAA would redeem underlying open-end mutual fund shares as needed. In response to certain levels of positive fund performance, the fund may purchase ETFs or underlying open-end mutual fund shares or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). LMGAA, in its discretion, will determine the levels and timing for Dynamic Risk Management. If LMGAA determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity funds and long-term fixed income funds in accordance with the fund’s Target Allocation.

LMGAA may from time to time make tactical increases or decreases to a fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. LMGAA may also allow the relative weightings of a fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, LMGAA will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.

Event Risk Management – The Event Risk Management strategy will seek to reduce the impact to a fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. Each fund initially will invest up to 2% of its net assets in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). However, a fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). If a fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of a fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value.

Western Asset Management Company’s (“Western Asset”) views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, a fund will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to a fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.

Updated risk factor

The following disclosure is additional disclosure under the section titled “Derivatives” under “INVESTMENT PRACTICES AND RISK FACTORS” in the funds’ Statement of Additional Information:

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The fund and certain underlying funds may write (sell) and purchase put and call swaptions. The fund and certain underlying funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities. The fund and certain underlying funds may write (sell) and purchase put and call swaptions to the same extent they may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique or to protect against an increase in the price of securities the fund anticipates purchasing at a later date. Swaptions may also be used for speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

A fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swaption on a daily basis and its adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.

Underlying fund management fees

Each fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The management fee of each of the underlying funds in which the funds may invest is set forth below as a percentage rate of the underlying fund’s average daily net assets:

Underlying Fund	Management Fee (%) (From the current prospectus)
U.S. Core Fixed Income
iShares® Barclays Aggregate Bond Fund (ETF)	0.20
iShares® Barclays Intermediate Government/Credit Bond Fund (ETF)	0.20

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock nor the iShares® funds makes any representations regarding the advisability of investing in a fund in the Legg Mason Target Retirement Series.

Changes to subadvisory arrangement

While a fund is not in the Dynamic Rebalancing Period (generally, five years before and five years after the target date), the sub-advisory fee will be 0.02% of the portion of the fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers and reimbursements. Such fee shall be paid to Western Asset by the manager out of the fee it receives from each fund. While a fund is in the Dynamic Rebalancing Period, the sub-advisory fee will be 0.10% of the fund’s average daily net assets. The fees are calculated daily and payable monthly.

Other Accounts Managed by the New Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance. Unless noted otherwise, all information is provided as of August 31, 2011.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Stephen A. Walsh	Registered investment companies	100	153.2 billion	0	0

	Other pooled investment vehicles	213	113.7 billion	6	0.91 billion

	Other accounts	746	180 billion	79	20.1 billion

Prashant Chandran	Registered investment companies	0	0	0	0

	Other pooled investment vehicles	3	0.6 billion	0	0

	Other accounts	0	0	0	0

Portfolio Manager Compensation—Western Asset

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. Western Asset may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Securities Ownership

Messrs. Walsh and Chandran did not own securities of the funds as of January 31, 2011.

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